UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4888

Dreyfus Short-Intermediate Government Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	5/31/2010

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
Short-Intermediate
Government Fund

SEMIANNUAL REPORT May 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2009, through May 31, 2010.

Psychology historically has played an important role in how investors —especially individual investors — perceive the financial markets and make asset allocation decisions. Unlike the purely rational investor who, in an ideal world, would seek investments that potentially can deliver the best risk/return characteristics, the everyday investor typically has been influenced by emotions. Currently, investors’ emotions appear to be deeply divided, with a large number still seeking low risk investments (such as cash instruments), and others favoring higher risk investments (such as smaller-cap and emerging market stocks). Meanwhile, investment classes in the middle of the risk spectrum seemingly have been largely avoided.

It is important to note that investor sentiment often lags the economic cycle.That’s why we continue to stress the importance of a long-term, well balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about taking advantage of long-term market fundamentals rather than remaining susceptible to the effects of emotional reactions to short-term developments.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2009, through May 31, 2010, as provided by as provided by Theodore W. Bair, Jr., Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended May 31, 2010, Dreyfus Short-Intermediate Government Fund achieved a total return of 0.18%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 0.63%.2

For much of the reporting period, returns from U.S. government securities generally continued to lag riskier bonds as investors turned to higher-yielding market sectors in a low interest-rate environment. However, their relative performance later improved when new economic concerns surfaced.The fund produced lower returns than its benchmark, which we attribute primarily to a relatively defensive investment posture in anticipation of potential changes in U.S. monetary policy that have not yet materialized.

On a separate note, Theodore W. Bair, Jr. became the fund’s primary portfolio manager in February 2010.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”).These instruments include those backed by the full faith and credit of the U.S.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

Agency Securities Benefited from Economic Recovery

The reporting period began in the midst of a global economic recovery and historically low short-term interest rates. Over much of the reporting period, the recovery fueled rising prices for higher-yielding fixed-income securities, such as corporate bonds and, to a lesser extent, U.S. government agency securities. In contrast, U.S. Treasury securities lost a modest degree of value as investors turned to higher-yielding investments.

However, market conditions changed in the spring of 2010 when several developments appeared to threaten the global economic rebound. First, Europe was roiled by a sovereign debt crisis when Greece and other peripheral members of the European Union found themselves unable to finance heavy debt burdens. Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, and investors grew worried that remedial measures might dampen growth in the region. Finally, stubbornly high unemployment and persistent weakness in domestic housing markets continued to produce economic headwinds in the United States. As a result, investors became more risk-averse late in the reporting period, sparking increased demand for securities backed by the U.S. government. Consequently, prices of agency securities rose and U.S.Treasury securities erased a portion of their previous losses.

Emphasis on Agency Securities Supported Fund Performance

The fund began the reporting period with overweighted exposure to debentures and collateralized mortgage obligations from U.S. government agencies such as Fannie Mae, Freddie Mac and the Federal Home Loan Mortgage Corp.These holdings gained value as the U.S. economy recovered and investors grew more confident in housing markets. This overweighted position, and correspondingly underweighted exposure to U.S. Treasury securities, contributed positively to the fund’s relative performance.

However, our interest rate strategies detracted modestly from the fund’s results compared to its benchmark during the reporting period.We had set the fund’s average duration in a range that was slightly shorter than that of the benchmark in anticipation of eventual increases in short-term interest rates by the Federal Reserve Board (the “Fed”). We may have been too early in establishing that position, as expectations of rates hikes were delayed by renewed economic concerns stemming from the sovereign debt crisis in Europe and the catastrophic oil leak in the Gulf of Mexico.The fund’s yield curve position had relatively little impact on its relative performance during the reporting period, as we maintained the fund’s positioning roughly in line with the benchmark.

Positioned for a Continued Mild Recovery

As of the reporting period’s end, the U.S. economy has continued to recover slowly despite recent headwinds. The persistence of a subpar economic recovery and the likelihood of heightened volatility due to ongoing developments in Europe and the Gulf Coast suggest to us that the Fed is unlikely to raise short-term interest rates anytime soon. Therefore, while we expect to maintain the fund’s emphasis on agency securities over Treasury securities, we may gradually increase the fund’s average duration to a range that more closely resembles the benchmark’s duration. In our judgment, these are prudent strategies in today’s uncertain economic and market environments.

June 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from December 1, 2009 to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2010

Expenses paid per $1,000†	$3.84
Ending value (after expenses)	$1,001.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000†	$3.88
Ending value (after expenses)	$1,021.09

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2010

† Expenses are equal to the fund's annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—95.0%	Rate (%)	Date	Amount ($)		Value ($)
Bank & Finance—11.0%
Bank of America,
Gtd. Notes	2.38	6/22/12	2,200,000	[a]	2,258,643
Citigroup,
Gtd. Bonds	2.13	4/30/12	2,110,000		2,154,593
General Electric Capital,
Gtd. Notes	3.00	12/9/11	2,200,000		2,270,305
Golman Sachs Group,
Gtd. Notes	2.15	3/15/12	2,000,000	[a]	2,044,882
JPMorgan Chase & Co.,
Gtd. Notes	0.42	4/1/11	2,550,000	[b]	2,556,671
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	2,105,000		2,176,023
Key Bank,
Gtd. Notes	3.20	6/15/12	1,720,000	[a]	1,790,933
Morgan Stanley,
Gtd. Notes	2.25	3/13/12	2,105,000	[a]	2,152,095
US Bancorp,
Gtd. Notes	2.25	3/13/12	2,000,000	[a]	2,045,460
US Central Federal Credit,
Gov’t. Gtd. Notes	1.90	10/19/12	1,300,000		1,318,519
Wells Fargo & Co.,
Gtd. Notes	3.00	12/9/11	2,105,000		2,172,916
					22,941,040
U.S. Government Agencies—34.6%
Federal Home Loan Bank,
Unscd. Bonds, Ser. 1	0.19	6/7/11	4,515,000	[b]	4,512,539
Federal Home Loan Bank,
Bonds	1.88	6/20/12	13,670,000		13,907,229
Federal Home Loan Bank,
Bonds	3.38	6/24/11	6,000,000		6,165,276
Federal Home Loan Mortgage Corp.,
Notes	0.28	8/5/11	2,045,000	[b,c]	2,045,683
Federal Home Loan Mortgage Corp.,
Notes	0.27	1/11/12	4,620,000	[b,c]	4,614,123
Federal Home Loan Mortgage Corp.,
Notes	0.30	2/16/12	4,000,000	[b,c]	3,996,864
Federal Home Loan Mortgage Corp.,
Notes	2.13	3/23/12	10,000,000	[c]	10,235,440

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	10,000,000 [c]	10,617,750
Federal National Mortgage
Association, Notes	1.75	8/10/12	8,300,000 [c]	8,419,146
Federal National Mortgage
Association, Notes	2.00	1/9/12	5,580,000 [c]	5,682,153
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	1,543,113	1,650,268
				71,846,471
U.S. Government Agencies/
Mortgage-Backed—12.8%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			124,510 [c]	124,533
4.50%, 9/1/14			874,765 [c]	903,389
5.00%, 7/1/10—1/1/11			1,448,679 [c]	1,486,014
Ser. 3574, Cl. AC, 1.85%, 8/15/14			1,535,001 [c]	1,547,821
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6 7.03%, 8/25/28			31,842 [b,c]	31,948
Federal National Mortgage Association:
4.00%, 10/1/10			689,343 [c]	692,897
4.50%, 11/1/14			719,020 [c]	742,573
5.50%, 9/1/14—4/1/16			639,145 [c]	669,490
Ser. 2002-83, REMICS,
Cl. DH, 5.00%, 9/25/17			1,333,354 [c]	1,395,621
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31			1,762,506 [b,c]	1,841,412
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			297,385	299,357
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			539,053	545,693
Ser. 2006-42, Cl. A, 3.30%, 2/16/30			1,639,073	1,663,362
Ser. 2004-77, Cl. A, 3.40%, 3/16/20			181,779	182,285
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			984,674	1,010,444
Ser. 2006-39, Cl. A 3.77%, 6/16/25			561,156	571,373
Ser. 2005-34, Cl. A, 3.96%, 9/16/21			287,312	288,411

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2005-79, Cl. A 4.00%, 10/16/33	365,484	371,118
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	892,564	913,534
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	753,158	777,467
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	824,507	835,925
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	119,370	120,227
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	190,263	191,554
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	1,169,616	1,207,950
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	545,877	556,578
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	357,412	359,219
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,429,884	1,478,817
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	330,528	336,925
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	297,385	302,833
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	547,909	556,988
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	350,432	356,568
Ser. 2008-39, Cl. A, 4.50%, 2/16/23	1,885,801	1,927,901
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	1,458,270	1,485,485
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	684,465	717,749
		26,493,461
U.S. Treasury Notes—36.6%
1.38%, 5/15/12	22,010,000	22,283,408
1.38%, 2/15/13	28,515,000	28,675,397
4.63%, 8/31/11	23,895,000	25,114,027
		76,072,832
Total Bonds and Notes
(cost $195,280,602)		197,353,804

Short-Term Investments—2.2%
U.S. Treasury Bills:
0.33%, 11/18/10	4,575,000	4,567,817
0.15%, 7/15/10	25,000 [d]	24,996
Total Short-Term Investments
(cost $4,592,812)		4,592,813

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,864,000)	4,864,000 [e]	4,864,000

Investment of Cash Collateral
for Securities Loaned—5.1%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $10,567,300)	10,567,300 [e]	10,567,300

Total Investments (cost $215,304,714)	104.6%	217,377,917
Liabilities, Less Cash and Receivables	(4.6%)	(9,656,264)
Net Assets	100.0%	207,721,653

a Security, or portion thereof, on loan. At May 31, 2010, the total market value of the fund’s securities on loan is
$10,260,309 and the total market value of the collateral held by the fund is $10,567,300.
b Variable rate security—interest rate subject to periodic change.
c On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.
As such, the FHFA will oversee the continuing affairs of these companies.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	84.0	Short-Term/Money Market Investments	9.6
Corporate Bonds	11.0		104.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
May 31, 2010 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 5/31/2010 ($)
Financial Futures Long
U.S. Treasury 2-Year Notes	15	3,272,109	September 2010	2,109

See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,260,309)—Note 1(b):
Unaffiliated issuers	199,873,414	201,946,617
Affiliated issuers	15,431,300	15,431,300
Cash		30,260
Dividends and interest receivable		1,177,745
Receivable for shares of Beneficial Interest subscribed		224,419
Receivable for futures variation margin—Note 4		6,328
Prepaid expenses		20,140
		218,836,809
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		125,491
Liability for securities on loan—Note 1(b)		10,567,300
Payable for shares of Beneficial Interest redeemed		351,054
Accrued expenses		71,311
		11,115,156
Net Assets ($)		207,721,653
Composition of Net Assets ($):
Paid-in capital		231,297,208
Accumulated undistributed investment income—net		719,617
Accumulated net realized gain (loss) on investments		(26,370,484)
Accumulated net unrealized appreciation (depreciation)
on investments (including $2,109 net unrealized
appreciation on financial futures)		2,075,312
Net Assets ($)		207,721,653
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		19,304,948
Net Asset Value, offering and redemption price per share ($)		10.76

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	1,993,338
Cash dividends;
Affiliated issuers	7,988
Income from securities lending—Note 1(b)	6,439
Total Income	2,007,765
Expenses:
Management fee—Note 3(a)	530,956
Shareholder servicing costs—Note 3(b)	190,966
Professional fees	31,629
Registration fees	19,969
Prospectus and shareholders’ reports	15,386
Custodian fees—Note 3(b)	9,514
Loan commitment fees—Note 2	3,808
Trustees’ fees and expenses—Note 3(c)	2,255
Miscellaneous	11,527
Total Expenses	816,010
Less—reduction in fees due to earnings credits—Note 1(b)	(283)
Net Expenses	815,727
Investment Income—Net	1,192,038
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	166,302
Net realized gain (loss) on financial futures	39,279
Net Realized Gain (Loss)	205,581
Net unrealized appreciation (depreciation) on investments	(994,800)
Net unrealized appreciation (depreciation) on financial futures	(11,016)
Net Unrealized Appreciation (Depreciation)	(1,005,816)
Net Realized and Unrealized Gain (Loss) on Investments	(800,235)
Net Increase in Net Assets Resulting from Operations	391,803

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2010	Year Ended
	(Unaudited)	November 30, 2009
Operations ($):
Investment income—net	1,192,038	4,928,587
Net realized gain (loss) on investments	205,581	2,680,627
Net unrealized appreciation
(depreciation) on investments	(1,005,816)	878,075
Net Increase (Decrease) in Net Assets
Resulting from Operations	391,803	8,487,289
Dividends to Shareholders from ($):
Investment income—net	(1,962,796)	(6,029,089)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	28,687,294	93,038,613
Dividends reinvested	1,777,992	5,505,499
Cost of shares redeemed	(44,735,377)	(89,394,726)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(14,270,091)	9,149,386
Total Increase (Decrease) in Net Assets	(15,841,084)	11,607,586
Net Assets ($):
Beginning of Period	223,562,737	211,955,151
End of Period	207,721,653	223,562,737
Undistributed investment income—net	719,617	1,490,375
Capital Share Transactions (Shares):
Shares sold	2,663,172	8,632,330
Shares issued for dividends reinvested	165,104	510,058
Shares redeemed	(4,152,978)	(8,289,306)
Net Increase (Decrease) in Shares Outstanding	(1,324,702)	853,082

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	May 31, 2010		Year Ended November 30,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.84	10.72	10.50	10.40	10.40	10.55
Investment Operations:
Investment income—net[a]	.06	.24	.34	.44	.38	.26
Net realized and unrealized
gain (loss) on investments	(.04)	.17	.24	.09	.01	(.07)
Total from
Investment Operations	.02	.41	.58	.53	.39	.19
Distributions:
Dividends from
investment income—net	(.10)	(.29)	(.36)	(.43)	(.39)	(.34)
Net asset value, end of period	10.76	10.84	10.72	10.50	10.40	10.40
Total Return (%)	.18[b]	4.01	5.49	5.22	3.79	1.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[c]	.73	.78	.77	.76	.75
Ratio of net expenses
to average net assets	.77[c,d]	.73[d]	.77	.76	.76[d]	.73
Ratio of net investment income
to average net assets	1.12[c]	2.22	3.25	4.19	3.65	2.52
Portfolio Turnover Rate	31.33[b]	138.34	108.58	182.51	247.78[e] 238.54[e]
Net Assets, end of period
($ x 1,000)	207,722	223,563	211,955	182,382	219,788	270,585

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended November 30, 2006 and 2005 were 242.91% and 231.83%, respectively.

See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the

Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	22,941,040	—	22,941,040
U.S. Government
Agencies/
Mortgage Backed	—	98,339,932	—	98,339,932
U.S. Treasury	—	80,665,645	—	80,665,645
Mutual Funds	15,431,300	—	—	15,431,300
Other Financial
Instruments††	2,109	—	—	2,109

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2010,The Bank of NewYork Mellon earned $3,467 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2010 were as follows:

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $25,655,902 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2009. If not applied, $8,977,883 of the carryover expires in fiscal 2010, $10,918,861 expires in fiscal 2012, $2,852,882 expires in fiscal 2013 and $2,906,276 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2009 was as follows: ordinary income $6,029,089. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2010, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2010, the fund was charged $75,648 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2010, the fund was charged $37,785 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2010, the fund was charged $4,655 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $283.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2010, the fund was charged $9,514 pursuant to the custody agreement.

During the period ended May 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $88,088, custodian fees $9,747, chief compliance officer fees $3,656 and transfer agency per account fees $24,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended May 31, 2010, amounted to $75,275,115 and $60,302,979, respectively.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.

There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse guarantees the futures against default. Contracts open at May 31, 2010 are set forth in the Statement of Financial Futures.

At May 31, 2010, accumulated net unrealized appreciation on investments was $2,073,203, consisting of $2,328,222 gross unrealized appreciation and $255,019 gross unrealized depreciation.

At May 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

For More Information

Ticker Symbol: DSIGX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)